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                                                                   EXHIBIT 10.36

                              DOVER SADDLERY, INC.
                                 525 Great Road
                               Littleton, MA 01460

                                    Dated as of:  March 28, 2006


Bank of America, N.A.
  (successor by merger to Fleet National Bank)
100 Federal Street
Boston, Massachusetts  02110

      Re:   Second Amendment to Amended and Restated Loan Agreement

Ladies and Gentlemen:

      We refer to the Amended and Restated Loan Agreement, dated as of December 11, 2003 (as amended from time to time, the "Agreement"), between Dover Saddlery, Inc. (the "Borrower") and Bank of America, N.A. (successor by merger to Fleet National Bank) (the "Bank"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrower.

      Terms used in this letter of agreement (the "Second Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

      We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Second Amendment.

      Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Second Amendment, and fully intending to be legally bound by this Second Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

      Effective as of March 28, 2006, the Agreement is amended in each of the following respects:

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      (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Second Amendment.

      (b) The following new sentence is added at the end of the definition of "Total Debt Service":

                  It is agreed that there shall be excluded from the computation of Total Debt Service one-time, non-recurring interest expense, not to exceed $799,000 in the aggregate, which is directly related to non-cash accelerated deferred financing write-offs, including warrants, and prepayment fees in respect of the Patriot Subordinated Debt and private equity fees, and which are actually included in calculating Total Debt Service.

      (c) The table set forth in Section 5.19 of the Agreement is amended to read in its entirety as follows:

    PERIOD                           MINIMUM
    ------                           -------
    For the fiscal quarter ending    $3,700,000
    on March 31, 2006

    For the fiscal quarter ending    $3,300,000
    on June 30, 2006

    For the fiscal quarter ending    $3,200,000
    on September 30, 2006

    For the fiscal quarter ending    $4,300,000
    on December 31, 2006

    For any fiscal quarter ending    $5,500,000
    on or after March 31, 2007

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents and warrants to you as follows:

      (a) Representations in Agreement. Each of the representations and warranties made by the Borrower to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Second Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

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      (b) No Defaults or Events of Default. No Default or Event of Default
exists on the date of this Second Amendment (after giving effect to all of the arrangements and transactions contemplated by this Second Amendment).

      (c) Binding Effect of Documents. This Second Amendment has been duly executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                                   ARTICLE III

                        PROVISIONS OF GENERAL APPLICATION

      (a) No Other Changes. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Second Amendment, are confirmed as being in full force and effect.

      (b) Governing Law. This Second Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Second Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

      (c) Binding Effect; Assignment. This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

      (d) Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      (e) Conflict with Other Agreements. If any of the terms of this Second Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Second Amendment shall be controlling.

      (f) Conditions Precedent. This Second Amendment shall be effective as of March 28, 2006, but only if:

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            (i) the form of acceptance at the end of this Second Amendment shall be signed by the Borrower and the Lender, and the Consent at the end of this Second Amendment shall be signed by the Guarantors;

            (ii) the Lender shall have received the amendment fee from the Borrower in the amount of $16,000 (along with reimbursement of the Lender's out-of-pocket expenses (including legal fees) in connection with the transactions contemplated hereby); and

            (iii) the Lender shall have received originals or copies of the modification of the Subordinated Debt Documents of even date, duly executed and delivered by the parties thereto, and in form and substance satisfactory to the Lender.

      If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Second Amendment and return such counterpart to the undersigned, whereupon this Second Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

                                    Very truly yours,

                                    The Borrower:

                                    DOVER SADDLERY, INC.



                                    By: /s/ Stephen L. Day
                                        Title: President

      The foregoing amendment is hereby accepted by the undersigned as of March 28, 2006.

The Bank:

BANK OF AMERICA, N.A.
  (successor by merger to Fleet National Bank)



By: /s/ Luanne T. Smith
    Title: Luanne T. Smith


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                              CONSENT OF GUARANTORS

      Each of DOVER SADDLERY, INC., a Delaware corporation and SMITH BROTHERS, INC. (collectively, the "Guarantors") has guaranteed the Obligations of the Borrower under (and as defined in) the Agreement. By executing this consent, each Guarantor hereby absolutely and unconditionally reaffirms to the Bank that such Guarantor's Guaranty remains in full force and effect. In addition, each Guarantor hereby acknowledges and agrees to the terms and conditions of this Second Amendment, and of the Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

                        DOVER SADDLERY, INC.



                        By: /s/ Stephen L. Day
                            Name: Stephen L. Day
                            Title: President

                        SMITH BROTHERS, INC.



                        By: /s/ Stephen L. Day
                            Name: Stephen L. Day
                            Title: President


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